February 27, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2004
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            February 15, 2004 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 February 15, 2004 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            February 15, 2004 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 February 15, 2004 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          February 27, 2004



By: 		  __________________________________
Name:          /s/ Matt Pechulis
Title:         Vice President & Assistant Secretary



EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:                10-Feb-04
Determination Date:             11-Feb-04
Monthly Payment Date:           17-Feb-04
Collection Period Ending:       31-Jan-04

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  7,730,706.13
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      585,417.66
     Current Monthly Interest Shortfall/Excess                                                                           -81,562.43
     Recoup of Collection Expenses                                                                                        -8,821.68
     Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              8,225,739.68

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                      1,548,694.54
     Amount of Interest Payments Received During the Collection Period                                                 1,630,256.97
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            -81,562.43

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         7,500,025.52
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                 7,242,623.48
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            119,289.22
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   5,346.50
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,242,623.48
     Total Ending Reserve Balance                                                                                      7,367,259.20

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                        1,630,256.97
     Scheduled Principal Payments Received                                                                             1,733,567.39
     Principal Prepayments Received                                                                                    4,366,881.77
     Total Interest and Principal Payments Received                                                                    7,730,706.13

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     618,376.15
     minus  Reasonable Expenses                                                                                           32,958.49
     Net Liquidation Proceeds                                                                                            585,417.66
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       585,417.66

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              8,316,123.79
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             214,207,096.74
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  89,252.96

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                          1,000,003,402.96
     Pool Balance as of Preceding Accounting Date                                                                    214,207,096.74
     Pool Balance as of the Current Accounting Date                                                                  207,377,783.91
     Age of Pool in Months                                                                                                       59

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          212,065,025.77
     Aggregate Note Balance as of Current Accounting Date                                                            205,304,006.07

b)

          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         53                       1,632,504.46                0.787%
     60-89 Days Delinquent         15                        432,265.00                 0.208%
     90-119 Days Delinquent         8                        571,834.52                 0.276%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per      18                        728,863.67                 0.351%
     Cumulative Defaults          1128                     44,998,570.33                4.500%
     Cumulative Recoveries                                 18,561,085.89                1.856%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                       705,038.55
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.071%
     Preceding Realized Losses                                                                                         1,215,343.80
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.122%
     Second Preceding Realized Losses                                                                                    599,183.02
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.060%
     Cumulative Realized Losses                                                                                       26,437,484.44
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.644%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.20737708
    Note Pool Factor                                                                                                     0.20530401

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  258,600.34
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                                 0.00
     Class A-5                                                                                                           510,927.65
     Class A-6                                                                                                           322,902.77
     Class B                                                                                                             132,500.00
     Class C                                                                                                             120,500.00
    Noteholders' Monthly Principal Distributable Amount
                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                                0.00              0.00           0.00
     Class A-5                                                                       102,699,025.7      6,761,019.70  95,938,006.07
     Class A-6                                                                       64,366,000.00              0.00  64,366,000.00
     Class B                                                                         25,000,000.00              0.00  25,000,000.00
     Class C                                                                         20,000,000.00              0.00  20,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                       68,293.13
    Excess Spread Received                                                                                                50,996.09


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.85%
    Weighted Average Remaining Maturity (WAM)                                                                                   116


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                                8,225,739.68
Plus:     Trustee Fee                                                                                                      1,041.67

TOTAL WIRE TO CHASE                                                                                                    8,226,781.34

Amount Due To Servicer (Excess Spread + Recoup of O/C - Reserve Deposit)                                                       0.00


EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:                10-Feb-04
Determination Date:             11-Feb-04
Monthly Payment Date:           17-Feb-04
Collection Period Ending:       31-Jan-04

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  4,191,713.15
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       11,162.68
     Current Monthly Interest Shortfall/Excess                                                                           -27,064.95
     Recoup of Collection Expenses                                                                                        -7,305.55
     Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from Rese     126,831.07
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              4,295,336.40

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                        820,940.46
     Amount of Interest Payments Received During the Collection Period                                                   848,005.41
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            -27,064.95

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%          11,000,002.18
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                10,679,721.43
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     126,831.07
     Reserve Account Investment Earnings                                                                                   7,865.08
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,679,721.43
     Total Ending Reserve Balance                                                                                     10,560,755.44

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                          848,005.41
     Scheduled Principal Payments Received                                                                               907,915.61
     Principal Prepayments Received                                                                                    2,435,792.13
     Total Interest and Principal Payments Received                                                                    4,191,713.15

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      14,399.28
     minus  Reasonable Expenses                                                                                            3,236.60
     Net Liquidation Proceeds                                                                                             11,162.68
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                        11,162.68

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              4,202,875.83
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             119,374,163.59
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  49,739.23

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    119,374,163.59
     Pool Balance as of the Current Accounting Date                                                                  115,678,077.05
     Age of Pool in Months                                                                                                       57

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          116,986,680.32
     Aggregate Note Balance as of Current Accounting Date                                                            113,364,515.51

b)

          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         24                        611,096.63                 0.528%
     60-89 Days Delinquent          8                        624,633.35                 0.540%
     90-119 Days Delinquent        10                        689,683.73                 0.596%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       9                        352,378.80                 0.305%
     Cumulative Defaults           393                     19,017,695.79                3.458%
     Cumulative Recoveries                                  9,366,282.16                1.703%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                       352,378.80
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.064%
     Preceding Realized Losses                                                                                           659,032.62
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.120%
     Second Preceding Realized Losses                                                                                    274,740.10
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.050%
     Cumulative Realized Losses                                                                                        9,651,413.63
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.755%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.21032373
    Note Pool Factor                                                                                                     0.20611730

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                        0.00
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                            43,133.47
     Class A-5                                                                                                           299,946.45
     Class B                                                                                                             190,575.00
     Class C                                                                                                             139,516.67
    Noteholders' Monthly Principal Distributable Amount
                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                        7,987,680.32      3,622,164.81   4,365,515.51
     Class A-5                                                                       53,999,000.00              0.00  53,999,000.00
     Class B                                                                         33,000,000.00              0.00  33,000,000.00
     Class C                                                                         22,000,000.00              0.00  22,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                       73,921.73
    Excess Spread Received                                                                                              -200,752.80


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.28%
    Weighted Average Remaining Maturity (WAM)                                                                                   135


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                                4,295,336.40
Less:    Reserve Withdrawl                                                                                               126,831.07
Plus:     Trustee Fee                                                                                                      1,041.67

TOTAL WIRE TO CHASE                                                                                                    4,169,547.00

Amount Due To Servicer (Excess Spread + Recoup of O/C - Reserve Deposit)                                                       0.00



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:                10-Feb-04
Determination Date:             11-Feb-04
Monthly Payment Date:           17-Feb-04
Collection Period Ending:       31-Jan-04

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  3,143,846.07
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      150,085.26
     Current Monthly Interest Shortfall/Excess                                                                           -36,961.50
     Recoup of Collection Expenses                                                                                        -5,274.75
     Amount of Withdrawal, if any, from Reserve Account                                                                  498,533.59
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              3,750,228.67

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                        790,463.26
     Amount of Interest Payments Received During the Collection Period                                                   827,424.76
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                            -36,961.50

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         2,808,982.68
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                 2,808,982.68
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     498,533.59
     Reserve Account Investment Earnings                                                                                   2,042.07
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
     Total Ending Reserve Balance                                                                                      2,312,491.16

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                          827,424.76
     Scheduled Principal Payments Received                                                                               942,293.71
     Principal Prepayments Received                                                                                    1,374,127.60
     Total Interest and Principal Payments Received                                                                    3,143,846.07

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     157,050.31
     minus  Reasonable Expenses                                                                                            6,965.05
     Net Liquidation Proceeds                                                                                            150,085.26
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       150,085.26

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              3,293,931.33
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             110,058,712.12
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  45,857.80

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                             708.33


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    110,058,712.12
     Pool Balance as of the Current Accounting Date                                                                  106,906,685.65
     Age of Pool in Months                                                                                                       55

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          108,958,125.00
     Aggregate Note Balance as of Current Accounting Date                                                            105,837,618.79

b)
         )
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         32                        897,737.28                 0.840%
     60-89 Days Delinquent          9                        439,617.14                 0.411%
     90-119 Days Delinquent         9                        101,064.60                 0.095%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       5                        835,605.16                 0.782%
     Cumulative Defaults           427                     15,852,666.55                4.233%
     Cumulative Recoveries                                  6,951,235.13                1.856%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                       835,605.16
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.223%
     Preceding Realized Losses                                                                                           311,447.41
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.083%
     Second Preceding Realized Losses                                                                                    216,144.26
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.058%
     Cumulative Realized Losses                                                                                        8,901,431.42
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.377%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.28544147
    Note Pool Factor                                                                                                     0.28258707

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                        0.00
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                                 0.00
     Class A-5                                                                                                           209,881.80
     Class A-6                                                                                                           314,456.13
     Class B                                                                                                              55,943.93
     Class C                                                                                                              49,440.60
    Noteholders' Monthly Principal Distributable Amount
                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                                0.00              0.00           0.00
     Class A-5                                                                       37,257,125.00      3,120,506.21  34,136,618.79
     Class A-6                                                                       54,847,000.00              0.00  54,847,000.00
     Class B                                                                          9,363,000.00              0.00   9,363,000.00
     Class C                                                                          7,491,000.00              0.00   7,491,000.00


c)  Recaptured Principal from Overcollateralization                                                                       31,520.26
    Excess Spread Received                                                                                              -530,053.85


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.89%
    Weighted Average Remaining Maturity (WAM)                                                                                   125


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                                3,750,228.67
Less:    Reserve Withdrawl                                                                                               498,533.59
Plus:     Trustee Fee                                                                                                        708.33

TOTAL WIRE TO CHASE                                                                                                    3,252,403.41

Amount Due To Servicer (Excess Spread + Recoup of O/C - Reserve Deposit)                                                       0.00



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Feb-2004
Determination Date:            11-Feb-2004
Monthly Payment Date:          17-Feb-2004
Collection Period Ending:      31-Jan-2004

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  8,018,327.35
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      258,630.90
     Current Monthly Interest Shortfall/Excess                                                                          -103,352.51
     Recoup of Collection Expenses                                                                                        -7,467.14
     Amount of Withdrawal, if any, from Reserve Account                                                                  438,828.03
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              8,604,966.63

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                      1,734,708.37
     Amount of Interest Payments Received During the Collection Period                                                 1,838,060.88
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                           -103,352.51

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
     Beginning Reserve Account Balance                                                                                 3,963,902.56
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     438,828.03
     Reserve Account Investment Earnings                                                                                   3,258.07
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,528,299.88
     Total Ending Reserve Balance                                                                                      3,528,299.88

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                        1,838,060.88
     Scheduled Principal Payments Received                                                                             1,394,441.33
     Principal Prepayments Received                                                                                    4,785,825.14
     Total Interest and Principal Payments Received                                                                    8,018,327.35

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     282,544.13
     minus  Reasonable Expenses                                                                                           23,913.23
     Net Liquidation Proceeds                                                                                            258,630.90
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       258,630.90

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              8,276,958.25

V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             231,698,120.61
     multiplied by Servicer Fee Rate                                                                                          0.75%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                 144,811.33




VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                    231,698,120.61
     Pool Balance as of the Current Accounting Date                                                                  224,391,539.64
     Age of Pool in Months                                                                                                       27

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          231,698,120.61
     Aggregate Note Balance as of Current Accounting Date                                                            224,391,539.64

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         50                          1,235,578.38             0.551%
     60-89 Days Delinquent         22                            621,423.74             0.277%
     90-119 Days Delinquent        15                            326,707.41             0.146%
     120+ Days Delinquent           0                                  0.00             0.000%
     Defaults for Current Per      21                          1,126,314.50             0.502%
     Cumulative Defaults           366                        14,857,850.20             2.806%
     Cumulative Recoveries                                     5,485,019.16             1.036%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                     1,126,314.50
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.502%
     Preceding Realized Losses                                                                                           418,683.42
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.079%
     Second Preceding Realized Losses                                                                                    446,884.84
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.084%
     Cumulative Realized Losses                                                                                        9,372,831.04
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.770%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.42380629
    Note Pool Factor                                                                                                     0.41347253

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  144,811.33
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                            86,892.58
     Class A-4                                                                                                           448,875.00
     Class A-5                                                                                                           373,205.42
     Class B                                                                                                             106,255.75
     Class C                                                                                                              52,993.50
     Class D                                                                                                              85,352.08

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                          Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                       21,998,120.61      7,306,580.97  14,691,539.64
     Class A-4                                                                       95,000,000.00              0.00  95,000,000.00
     Class A-5                                                                       72,350,000.00              0.00  72,350,000.00
     Class B                                                                         19,830,000.00              0.00  19,830,000.00
     Class C                                                                          9,270,000.00              0.00   9,270,000.00
     Class D                                                                         13,250,000.00              0.00  13,250,000.00


c)  Excess Spread Received                                                                                              -438,828.03



VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             9.21%
    Weighted Average Remaining Maturity (WAM)                                                                                148.63


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                                8,604,966.63
Less: Reserve Withdrawl                                                                                                  438,828.03

TOTAL WIRE TO HSBC                                                                                                     8,166,138.60

Amount Due To Servicer                                                                                                         0.00

